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                                                                    Exhibit 1.01
                    Friedman, Billings, Ramsey Group, Inc.
                       11,000,000 Shares of Common Stock

                             UNDERWRITING AGREEMENT


                                                               December __, 1997

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON
LAZARD FRERES & CO. LLC
SMITH BARNEY INC.
and the other Underwriters listed on Schedule I hereto, through their Representatives,
FRIEDMAN, BILLINGS, RAMSEY & CO., INC. and
LAZARD FRERES & CO. LLC
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

Ladies and Gentlemen:

     Friedman, Billings, Ramsey Group, Inc., a Virginia corporation (the "Company"), and the persons listed on Schedule II hereto (the "Selling Shareholders"), confirm their agreement with Friedman, Billings, Ramsey & Co., Inc. ("FBRC"), Bear Stearns & Co. Inc., Credit Suisse First Boston, Lazard Freres & Co. LLC, Smith Barney Inc. and each of the other Underwriters listed on
Schedule I hereto (collectively, the "Underwriters"), for whom FBRC and Lazard Freres & Co. LLC are acting as Representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Class A Common Stock, par value $0.01 per share, of the Company ("Common Stock") set forth on Schedule II hereto, (ii) the sale by the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the shares of Common Stock set forth on Schedule I and Schedule II hereto, and (iii) the grant by the Company and the Selling Shareholders, acting severally and not jointly, to the Underwriters, acting severally and not jointly, of the option described in
Section 1(b) hereof to purchase all or any part of 1,650,000 additional shares of Common Stock to cover over-allotments, if any. The 11,000,000 shares of Common Stock (the "Initial Shares") to be purchased by the Underwriters and all or any part of the 1,650,000 shares of Common Stock subject to the option described in Section 1(b) hereof (the "Option Shares") are hereinafter called, collectively, the "Shares."
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     The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Shares (the "Offering") as soon as the Underwriters deem advisable after this Agreement has been executed and delivered and initially to offer the Shares upon the terms set forth in the Prospectus.

     The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-1 (No. 333-39107) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended, at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the registration statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

     The Company, the Selling Shareholders and the Underwriters agree as follows:

     1.  Sale and Purchase:
         -----------------

     (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company agrees and each Selling Shareholder agrees, severally and not jointly, to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company and from each Selling Shareholder, pro rata, at the purchase price per share of $_____, the number of Initial Shares set forth in Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as the Underwriters may determine.

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     (b) Option Shares.  In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company and the Selling Shareholders, severally and not jointly, hereby grant an option to the Underwriters, severally and not jointly, to purchase from (i) the Company up to an aggregate of 1,500,000 Option Shares and (ii) from the Selling Shareholders up to an aggregate of 150,000 Option Shares at the purchase price per share set forth in paragraph (a) above plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company and the Selling Shareholders setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than three full business days (or earlier, without the consent of the Company and the Selling Shareholders, than two full business days) after the exercise of said option, nor in any event prior to the Closing Time (as hereinafter defined). If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. The Underwriters may from time to time increase or decrease the public offering price of the Option Shares after the initial public offering to such extent as the Underwriters may determine.

     2.  Payment and Delivery:
         --------------------

     (a) Initial Shares. Payment of the purchase price for the Initial Shares shall be made to the Company and the Selling Shareholders, respectively, by wire transfer of immediately available funds or certified or official bank check payable in federal (same-day) funds at the offices of Gibson, Dunn & Crutcher LLP located at 1050 Connecticut Avenue, N.W., Washington, D.C. 20036 (unless another place shall be agreed upon by the Representatives, the Company and the Selling Shareholders) against delivery of the certificates for the Initial Shares to the Representatives for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time, not later than ten business days after such date, shall be agreed to by the Representatives, the Company and the Selling Shareholders). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time." Certificates for the Initial Shares shall be delivered to the Representatives in definitive form registered in such names and in such denominations as the Representatives shall specify in writing to the Company and the Selling Shareholders at least two full business days before the Closing Time. For the purpose of expediting the checking of the certificates for the Initial Shares by the Representatives, the Company and the Selling Shareholders agree to make such certificates available to the Representatives for such purpose at least one full business day preceding the Closing Time.

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     (b) Option Shares.  In addition, payment of the purchase price for the
Option Shares shall be made to the Company and the Selling Shareholders, respectively, by wire transfer of immediately available funds or certified or official bank check payable in federal (same-day) funds at the offices of Gibson, Dunn & Crutcher LLP located at 1050 Connecticut Avenue, N.W., Washington, D.C. 20036 (unless another place shall be agreed upon by the Representatives, the Company and the Selling Shareholders), against delivery of the certificates for the Option Shares to the Representatives for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:30 a.m., New York City time, on each Date of Delivery. Certificates for the Option Shares shall be delivered to the Representatives in definitive form registered in such names and in such denominations as the Representatives shall specify at least two full business days before the Closing Time. For the purpose of expediting the checking of the certificates for the Option Shares by the Representatives, the Company and the Selling Shareholders agree to make such certificates available to the Representatives for such purpose at least one full business day preceding the relevant Date of Delivery.

     3.  Representations and Warranties of the Company:  The Company represents
         ---------------------------------------------
and warrants to the Underwriters that:

     (a) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization;" the outstanding shares of capital stock of the Company and its direct and indirect subsidiaries ("Subsidiaries") have been duly and validly authorized and issued and are fully paid and non-assessable; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

     (b) the Company and its Subsidiaries each has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business, where applicable, as described in the Registration Statement and the Prospectus and, in the case of the Company, to execute and deliver this Agreement and the Purchase Agreement between the Company and PNC Bank Corp., dated October 29, 1997 (the "Other Agreement"), and to consummate the transactions described in this Agreement and in the Other Agreement;

     (c) the Company and all of its Subsidiaries are duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, and the Company and its Subsidiaries are duly qualified, and are in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary, except where, individually or in the aggregate, the failure to be so qualified and in good standing would not have

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a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from paying the Company or any other Subsidiary, any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary;

     (d) the Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign laws, rules and regulations, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Investment Advisers Act of 1940, as amended, and the regulations promulgated thereunder (collectively, the "Securities Laws"), orders, decrees and judgments, including those relating to transactions with affiliates, except where, individually or in the aggregate, the failure to be in compliance in a material respect therewith would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;

     (e) neither the Company nor any of its Subsidiaries is in breach of, or in default under, nor has any event occurred which with giving of notice, lapse of time, or both would constitute a breach of, or default under, its respective articles of incorporation or charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, and the execution, delivery and performance of this Agreement and the Other Agreement, and consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or its Subsidiaries, or conflict with, or result in any breach of, or constitute a default under, or constitute an event which with giving of notice, lapse of time, or both would constitute a breach of, or default under, (i) any provision of the articles of incorporation or charter or by-laws of the Company or any of its Subsidiaries, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule, including, without limitation, the Securities Laws, or any decree, judgment or order applicable to the Company or any of its Subsidiaries, except in the case of this clause (iii) for such breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;

     (f) the Company and each of its Subsidiaries has complied with all provisions of Florida Statutes, Section 517.075, relating to issuers doing business in Cuba.

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     (g) this Agreement has been duly authorized, executed and delivered by the
Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

     (h) the Other Agreement has been duly authorized and is legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

     (i) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Other Agreement, the consummation of the transactions contemplated hereby and thereby, or the sale and delivery of the Shares by the Company as contemplated hereby other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act, (ii) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the New York Stock Exchange ("NYSE") and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

     (j) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local and foreign law, regulation and rule, including, without limitation, the Securities Laws, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; neither the Company nor any of its Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval applicable to the Company or any of its Subsidiaries, the effect of which, individually or in the aggregate, could be material and adverse to the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

     (k) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with;

     (l) the Preliminary Prospectus and the Registration Statement comply and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the last sentence of the first paragraph of Section 11(c) hereof);

     (m) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with this offering will be identical in all material respects to the versions of the Preliminary Prospectus and the Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

     (n) all legal or governmental proceedings, contracts or documents of a character required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus have been so filed, summarized or described as required and any such summaries or descriptions present fairly the information required to be shown;

     (o) there are no actions, suits, proceedings, inquiries or investigations pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries or any of their respective officers or directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign court, governmental or regulatory commission, board, body, authority, arbitration panel or agency which, individually or in the aggregate, could result in a judgment, decree, award or order having a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;

     (p) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and changes in stockholders' equity and cash flows of the Company and its Subsidiaries for the

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periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto); the financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions "Prospectus Summary -- Summary Consolidated Financial Information," "Prospectus Summary -- Recent Developments," "Capitalization," "Dilution" and "Selected Consolidated Financial Data" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus;

     (q) Arthur Andersen LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are and were during the periods covered by their reports independent public accountants as required by the Securities Act and the Securities Act Regulations;

     (r) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or the Prospectus, there has not been (i) any material adverse change, in the assets, liabilities, capital, operations, business or condition (financial or otherwise), present or prospective, of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any transaction, which is material to the Company and its Subsidiaries taken as a whole, contemplated or entered into by the Company or any of its Subsidiaries, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

     (s) the Company is not, and upon the sale of the Shares as herein contemplated will not be, an investment company which is required to register under the Investment Company Act;

     (t) the Shares will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

     (u) except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any equity securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act;

     (v) the Shares have been duly authorized and, when the Shares have been issued and duly delivered to the Underwriters against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, mortgage or other claim whatsoever, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement to which the Company or any of its Subsidiaries is a party or otherwise;

     (w) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (x) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

     (y) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of NYSE;

     (z) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act;

     (aa) except as disclosed in the Prospectus, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated; and

     (bb) Except for (i) the 1995 short taxable year of FBR Offshore Management, Inc., a Delaware corporation, and (ii) all taxable years of FBR Investment Management (Bermuda) Ltd., a Bermuda corporation, FBR Offshore Investments, Ltd., a Bermuda corporation, and Friedman, Billings, Ramsey International,
Ltd., a United Kingdom corporation, the Company, its Subsidiaries and their predecessors have qualified as "S corporations" or "qualified subchapter S subsidiaries" within the meaning of Section 1361 of the Internal Revenue Code of 1986, as amended, for federal and, to the extent applicable, state income tax purposes, for all taxable periods since their formation. The Company, its Subsidiaries, and their shareholders have filed all elections and taken all steps necessary to effectuate such qualification, and the Company has no knowledge of any fact which could cause any such election with respect to such entities to be invalid. The Company, its Subsidiaries and their predecessors have filed all necessary federal, state and foreign income and franchise tax returns that they were required to file and have paid all taxes shown as due thereon (including, but not limited to, all penalties, interest and other additions thereto), except for failures to file or pay which would not, individually or in the aggregate, have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole. All such tax returns were correct and complete in all material respects. All tax liabilities are adequately provided for on the books of the Company and its Subsidiaries, except to such extent as would not, individually or in the aggregate, have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole. The Company, its Subsidiaries and their predecessors have made all necessary payroll and employment tax payments and are current and up-to-date with respect to such tax payments as of the date of this Agreement, except where failure to make any such payment would not, individually or in the aggregate, have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries have no knowledge of any tax proceedings or other action pending or threatened against the Company or any of its Subsidiaries which, individually or in the aggregate, could have a material adverse affect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

     4.  Representations and Warranties of the Selling Shareholders:
         ----------------------------------------------------------

     Each Selling Shareholder severally represents and warrants to the Underwriters and the Company that:

     (a) all authorizations and consents necessary for the execution and delivery by such Selling Shareholder of this Agreement and the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder have been given and are in full force and effect on the date hereof and will be in full force and effect at the Closing Time;

     (b) such Selling Shareholder has, and at the Closing Time will have good and valid title to the Shares to be sold by such Selling Shareholder, free and clear of any pledge, lien, encumbrance, security interest, mortgage, preemptive or other similar right, or other claim whatsoever, and will have, full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder;

     (c) this Agreement has been duly authorized, executed and delivered by each Selling Shareholder and is a legal, valid and binding agreement of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except to the extent that the indemnification and contribution provisions of Section 11 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

     (d) upon delivery of and payment for the Shares to be sold by such Selling Shareholder hereunder, the several Underwriters will acquire valid and unencumbered title to such Shares, free and clear of any pledge, lien, encumbrance, security interest, mortgage, preemptive or other similar right, or other claim whatsoever;

     (e) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby by such Selling Shareholder will not conflict with, or result in any breach of, or constitute a default under, or constitute an event which with giving of notice, lapse of time, or both would constitute a breach of, or default under, (i) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Shareholder or such Shareholder's properties may be bound or affected, the consummation by such Selling Shareholder of the transactions contemplated herein and the fulfillment by such Selling Shareholder of the terms hereof will not result in a violation or breach of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which such Selling Shareholder is a party, or (ii) any federal, state, local or foreign law, regulation or rule, including, without limitation, the Securities Laws, or any decree, judgment or order applicable to such Selling Shareholder;

     (f) such Selling Shareholder has not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, and such Selling Shareholder is not aware of any such action taken or to be taken by affiliates of such Selling Shareholder; and

     (g) such information in the Registration Statement and any amendments thereto as specifically refers to such Selling Shareholder do not and will not, as the case may be, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such information in the Preliminary Prospectus and the Prospectus or any amendment or supplement thereto does not and will not, as the case may be, in each case as of the applicable filing date and at the Closing Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.  Certain Covenants of the Company and the Selling Shareholders:  The
         -------------------------------------------------------------
Company and, where expressly indicated, the Selling Shareholders, hereby agree with each Underwriter that:

     (a) The Company will furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as the Representatives may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except for service of process with respect to the offering and sale of the Shares).

     (b) The Company will prepare immediately an amended Prospectus in a form approved by the Underwriters and file or transmit for filing such Prospectus with the Commission in accordance with Rule 430A and to furnish promptly to the Underwriters as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

     (c) The Company will advise the Representatives promptly, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Representatives will have two days from receipt of such written advice to comment upon any such action by the Commission or other regulatory or governmental body and the response thereto, and the Company will use reasonable efforts to consider and incorporate the Representatives' comments. The Company will make every reasonable effort to obtain the lifting or removal of such order as soon as possible. The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will file no such amendment or supplement to which the Representatives have reasonably objected in writing.

     (d) The Company will furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange and
(iii) such other public information as the Representatives may reasonably request regarding the Company and its Subsidiaries.

     (e) The Company will advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, during such time, the Company will prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Underwriters a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission.

     (f) The Company will furnish promptly to the Representatives a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Underwriters may reasonably request.

     (g) The Company will furnish to the Underwriters, not less than one business day before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in paragraph (d) above, a copy of any document proposed to be filed with the Commission pursuant to
Section 13, 14, or 15(d) of the Exchange Act.

     (h) The Company will apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

     (i) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of
Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement.

     (j) The Company will use its best efforts to effect and maintain the quotation of the Shares on NYSE and to file with NYSE all documents and notices required by NYSE of companies that have securities that are traded in, and quotations for which are reported by, NYSE.

     (k) The Company will refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representatives, from
(i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any share of Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued pursuant to the PNC Transaction referred to in the Prospectus, (C) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus, (D) any shares of Common Stock issued pursuant to the Direct Offering referred to in the Prospectus, (E) up to 100,000 shares of Common Stock reserved pursuant to the Non-Employee Director Stock Compensation Plan referred to in the Prospectus, (F) shares of Common Stock that each Eligible Director may elect to receive in lieu of all or a portion of Director Fees as referred to in the Prospectus, (G) Director Options for up to ___ shares of Common Stock granted to each Eligible Director on the day the Offering becomes effective, as referred to in the Prospectus, (H) Director Options for ____ shares of Common Stock granted to each Eligible Director after each annual meeting of shareholders during such director's term, and (I) grants of stock options not to exceed 5,900,000 shares of Common Stock pursuant to the Company's 1997 Stock and Annual Incentive Plan, as referred to in the Prospectus, and the Company's 1997 Employee Stock Purchase Plan, as referred to in the Prospectus.

     (l) The Company and the Selling Shareholders will not, and the Company will use its best efforts to cause its officers, directors and affiliates (other than pursuant to the underwriting activities of FBRC) not to, (i) take, directly or indirectly, prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

     (m) Prior to the Closing Time (and, if applicable, the Delivery Date), neither the Company nor any Selling Shareholder will issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or its Subsidiaries, on the financial condition, results of operations, business, properties, assets or liabilities of the Company or its Subsidiaries, or the offering of the Shares, without the prior written consent of the Representatives.

     (n) The Selling Shareholders, for a period of 18 months commencing on the date of the final prospectus with respect to the offering (the "Effective Date"), will not sell (as defined below) any shares of Common Stock, or any securities convertible into or exchangeable for any shares of Common Stock, or any option, warrant or other right to acquire any shares of Common Stock, or publicly announce any intention to do any of the foregoing, without the prior written consent of the Representatives, which consent may be withheld in their sole discretion; provided, however, that from nine months after the Effective Date each Selling Shareholder may sell the greater of 10,000 shares of Common Stock or 5% of such Selling Shareholder's shares of Common Stock outstanding on the Effective Date. The word "sell" as used in this paragraph (n) means to, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell (including, without limitation, any short sale), pledge, establish an open "put equivalent" position within the meaning of Rule 16a-1(h) of the Exchange Act, as amended, transfer, assign or otherwise dispose of securities.

     (o) The obligations of none of the Selling Shareholders hereunder shall be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or by the occurrence of any other event, and if any Selling Shareholder should die or become incapacitated, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of each such Selling Shareholder in accordance with the terms and conditions of the Agreement.

     (p) Each Selling Shareholder will do or perform all things required to be done or performed by the Selling Shareholders prior to the Closing Time to satisfy all conditions precedent to the delivery of the Shares under this Agreement.

     6.  Payment of Expenses:
         -------------------

     The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters in an amount equal to $5,000 assuming that the Common Stock is approved for quotation on NYSE) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by NASD, (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with listing the shares of Common Stock on NYSE, (viii) its making road show presentations with respect to the offering of the Shares, (ix) preparing and distributing bound volumes of the transaction documents for the Representatives and their legal counsel and (x) the performance of the Company's other obligations hereunder (including, without limitation, costs incurred in closing the purchase of the Options Shares, if any). Upon the Representative's request, the Company will provide funds in advance for filing fees.

     7.  Engagement of "Qualified Independent Underwriter":  The Company hereby
         -------------------------------------------------
confirms its engagement of Lazard Freres & Co. LLC, and Lazard Freres & Co. LLC hereby confirms its engagement with the Company to render services, as a "qualified independent underwriter" within the meaning of Rule 2720 of the Conduct rules of NASD with respect to the offering and sale of the Shares. Lazard Freres & Co. LLC, in its capacity as the qualified independent underwriter and not otherwise, is referred to herein as the "QIU".

     8.  Conditions of the Underwriters' Obligations:  The obligations of the
         -------------------------------------------
Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders in all material respects on the date hereof and at the Closing Time and on each Date of Delivery, the performance by the Company and each Selling Shareholder of its respective obligations hereunder in all material respects and to the following further conditions:

     (a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Wachtell, Lipton, Rosen & Katz, counsel for the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery, as the case may be, and in a form reasonably satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

          (i) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization;" the outstanding shares of capital stock of the Company and its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable; except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary,
     (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

          (ii) the Company and its Subsidiaries each has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Registration Statement and the Prospectus and, in the case of the Company, to execute and deliver this Agreement and the Other Agreement;

          (iii) the execution, delivery and performance of this Agreement and the Other Agreement by the Company and the consummation by the Company of the transactions contemplated under this Agreement or the Other Agreement, as the case may be, do not and will not (A) conflict with, or result in any breach of, or constitute a default under, or constitute an event which with giving of notice, lapse of time, or both would constitute a breach of or default under, (I) any provisions of the articles of incorporation, charter or by-laws of the Company or any Subsidiary, (II) to such counsel's knowledge, any provision of any material license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or (III) to such counsel's knowledge, any law or regulation, including, without limitation, the Securities Laws, or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of clause (II) for such conflicts, breaches or defaults which, individually or in the aggregate, would not have a material adverse effect on the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or its Subsidiaries;

          (iv) this Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 11 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

          (v) the Other Agreement has been duly authorized, executed, and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

          (vi) no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the

     Other Agreement, the consummation of the transactions contemplated hereby and thereby, the sale and delivery of the Shares by the Company as contemplated hereby other than such as have been obtained or made under the Securities Act, and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any approval of the underwriting terms and arrangements by NASD;

          (vii) the Company is not, and upon the sale of the Shares as herein contemplated will not be, an investment company required to be registered under the Investment Company Act;

          (viii) the Shares have been duly authorized and, when the Shares have been issued and duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest, mortgage or other claim whatsoever;

          (ix) the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the articles of incorporation or by-laws of the Company, under any agreement known to such counsel to which the Company or any of its Subsidiaries is a party or, to such counsel's knowledge, otherwise;

          (x) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of NYSE;

          (xi) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened;

          (xii) as of the effective date of the Registration Statement, the Registration Statement and the Prospectus (except as to the financial statements and other financial and statistical data contained in such Registration Statement or Prospectus, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

          (xiii) the statements under the captions "Capitalization," "Risk Factors -- Regulations," "Certain Transactions Occurring Prior to the Offering," "Business -- Regulation," "Business -- Net Capital Requirements," "Management -- The Non-Employee Director Stock Compensation Plan," "Management -- Employee Incentive Compensation Plans," "Description of Capital Stock," and "Shares Eligible for Future Sale," in the Registration Statement and the Prospectus, insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries thereof in all material respects; and

          (xiv) to such counsel's knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or to be described or summarized in the Prospectus which have not been so filed, summarized or described.

     In addition, such counsel shall state that they have participated in the preparation of the Prospectus and the Registration Statement and in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company and with the Representatives at which the contents of the Prospectus and the Registration Statement and related matters were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus and the Registration Statement and have not made any independent investigation or verification thereof, nothing has come to their attention during the course of such participation (relying as to materiality and for an explanation of technical terms to a large extent upon the statements of officers and other representatives of the Company) that leads them to believe that at the time the Registration Statement became effective, the Prospectus and the Registration Statement (other than the financial statements and schedules and other financial and statistical data and information included therein or omitted therefrom, as to which with they need express no opinion) contained or contains an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     To an extent reasonably satisfactory to Gibson, Dunn & Crutcher LLP, Wachtell, Lipton, Rosen & Katz may rely in its opinion upon certifications of certain officers of the Company and, as to matters of Virginia law, upon the opinion of McGuire, Woods, Battle & Boothe LLP.

     (b) The Selling Shareholders shall furnish to the Underwriters at the Closing Time an opinion of Wachtell, Lipton, Rosen & Katz, counsel for the Selling Shareholders, addressed to the Underwriters and dated the Closing Time and in a form reasonably satisfactory to Gibson, Dunn & Crutcher LLP, counsel for the Underwriters, stating that:

          (i) this Agreement has been duly authorized, executed and delivered on behalf of the Selling Shareholders;

          (ii) to such counsel's knowledge, each Selling Shareholder has full legal right and has obtained any approval required by law (other than as required by the Securities Act, NASD and state securities and blue sky laws) to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder;

          (iii) to such counsel's knowledge, no consent, approval, authorization or order of any court, or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Shareholders hereunder, except such as may be required under the Securities Act or the Securities Act Regulations or as may be required by NASD or under state securities and blue sky laws;

          (iv) to such counsel's knowledge, each Selling Shareholder owns the Shares being sold by such Selling Shareholder hereunder, free and clear of any pledge, lien, encumbrance, security interest, mortgage, preemptive or other similar right, or other claim whatsoever; and

          (v) to such counsel's knowledge, upon delivery of the Shares to be sold by each Selling Shareholder pursuant to this Agreement and payment therefor as contemplated herein, and assuming that the Underwriters purchase such Shares in good faith and without notice of an adverse claim, each Selling Shareholder will have transferred to the Underwriters ownership of the Shares being sold by such Selling Shareholder at the Closing Time, free and clear of any pledge, lien, encumbrance, security interest, mortgage, preemptive or other similar right, or other claim whatsoever.

     To an extent reasonably satisfactory to Gibson, Dunn & Crutcher LLP, Wachtell, Lipton, Rosen & Katz may rely in its opinion upon certifications of the Selling Shareholders and of certain officers of the Company and, as to matters of Virginia law, upon the opinion of McGuire, Woods, Battle & Boothe LLP.

     (c) The Representatives shall have received from Arthur Andersen LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Representatives as Representatives of the Underwriters and in form and substance satisfactory to the Representatives, as attached hereto as Exhibit A.

     (d) The Underwriters shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Gibson, Dunn & Crutcher LLP, dated the Closing Time or such Date of Delivery, as the case may be, addressed to the Representatives and in form and substance satisfactory to the Representatives.

     (e) No amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Underwriters have objected in writing.

     (f) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued by the Commission, (ii) no suspension of the qualification of the Shares for offering or sale in any jurisdiction shall have occurred, and no proceeding for such suspension shall have been initiated or threatened; and (ii) the Registration Statement and the Prospectus shall not contain an untrue statement of material fact or omit to state a material fact, individually or in the aggregate, required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (g) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery, as the case may be, (i) no material and unfavorable change in the assets, operations, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole shall have occurred or become known (whether or not arising in the ordinary course of business), and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of its Subsidiaries.

     (h) At the Closing Time, the Other Agreement shall have been entered into and delivered by all required parties.

     (i) At the Closing Time, the Shares shall have been approved for listing on NYSE.

     (j) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (k) The Representatives shall have received letters from each of the Existing Shareholders (as described in the Prospectus), in form and substance satisfactory to the Representatives, confirming such person's agreement that for a period of 18 months commencing on the Effective Date such person will not sell (as defined below) any shares of Common Stock, or any securities convertible into or exchangeable for any shares of Common Stock, or any option, warrant or other right to acquire any shares of Common Stock, or publicly announce any intention to do any of the foregoing, without the prior written consent of the Representatives, which consent may be withheld in their sole discretion; provided, however, that from nine months after the Effective Date each Existing Shareholder may sell the greater of 10,000 shares of Common Stock or 5% of such Existing Shareholder's shares of Common Stock outstanding on the Effective Date. The word "sell" as used in this paragraph (k) means to, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell (including, without limitation, any short sale), pledge, establish an open "put equivalent" position within the meaning of Rule 16a-1(h) of the Exchange Act, as amended, transfer, assign or otherwise dispose of securities.

     (l) The Company shall, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of its three principal executive officers, Emanuel J. Friedman, Eric F. Billings and W. Russell Ramsey, to the effect that, to each of such officer's knowledge, the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraphs (f), (g), (h) and (i) have been met and are true and correct as of such date.

     (m) Each Selling Shareholder shall at the Closing Time deliver to the Underwriters a certificate of such Selling Shareholder to the effect that the representations and warranties of such Selling Shareholder set forth in this Agreement are true and correct as of such date.

     (n) The Company and its Selling Shareholders shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statement of the Company and the Selling Shareholders contained herein, and the performance by the Company and the Selling Shareholders of their covenants contained herein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Date of Delivery as the Representatives may reasonably request.

     (o) The Company and the Selling Shareholders shall have performed such of their obligations under this Agreement as are to be performed by the terms hereof at or before the Closing Time or the relevant Date of Delivery, as the case may be.

     9.  Termination:
         -----------

     (a) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Date of Delivery, (i) if any of the conditions specified in Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has occurred outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iii) if trading generally on NYSE has been suspended (including automatic halt in trading pursuant to market-decline triggers other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or NASD or by order of the Commission or any other governmental authority, or (iv) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in the reasonable opinion of the Representatives materially adversely affects or will materially adversely affect the business or operations of the Company, or (v) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the reasonable opinion of the Representatives has a material adverse effect on the securities markets in the United States.

     (b) If the Representatives elect to terminate this Agreement as provided in this Section 8, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

     (c) At the Company's request, the Representatives will refrain from exercising their right to terminate this Agreement pursuant to Section 9(a)(i) of this Agreement for a period of up to three business days, in order for the Company to fulfill one or more of the conditions set forth in Section 8 of this Agreement. This provision shall not apply, however, if the Representatives determine that any such condition cannot reasonably be expected to be fulfilled within three business days.

     (d) If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 11 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder, provided, however that in such case the Company will reimburse reasonable out-of-pocket accountable expenses actually incurred by the Underwriters in preparation for the sale of the Shares contemplated by this Agreement.

     10.  Increase in Underwriters' Commitments:  If any Underwriter shall
          -------------------------------------
default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement, on such date the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36 hour period, (i) if the total number of the Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability to any non-defaulting Underwriter.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

     If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

     The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with the like effect as if such substituted Underwriter had originally been named in this Agreement.

     11.  Indemnity and Contribution by the Company and the Underwriters:
          --------------------------------------------------------------

     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any such Underwriter, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Laws or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or

Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement or such Prospectus, provided, however, that the indemnity agreement contained in this subsection (a) with respect to the Preliminary Prospectus or the Prospectus shall not inure to the benefit of an Underwriter (or to the benefit of any person controlling such Underwriter) with respect to any person asserting any such loss, expense, liability, damage or claim which is the subject thereof if the Prospectus or any supplement thereto prepared with the consent of the Representatives and furnished to the Underwriters prior to the Closing Time corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus or supplement thereto to such person at or prior to the written confirmation of the sale of Shares to such person, unless such failure resulted from noncompliance by the Company with Section 5(b).

     If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the preceding paragraph, such Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person, unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company and which counsel to the Underwriter believes may present a conflict for counsel representing the Company and the Underwriter (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

     (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and any person who controls any such Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the extent of the proceeds to the Selling Shareholders as stated on the cover of the Prospectus. In case any action or claim is brought or asserted against any Underwriter or any such controlling person in respect of which indemnity may be sought against a Selling Shareholder pursuant to this paragraph (b), such Selling Shareholder shall have the rights and duties given to the Company, and each Underwriter and any such controlling person shall have the rights and duties given to the Underwriters, under paragraph (a) above. The foregoing indemnity agreement shall be in addition to any liability which any Selling Shareholder may otherwise have.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, its directors, the officers that signed the Registration Statement, any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Shareholders from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Laws or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or (ii) any omission or alleged omission to state a material fact in connection with such information that is required to be stated either in such Registration Statement or Prospectus or that is necessary to make the statements made therein in connection with such information, in the light of the circumstances under which they were made by the Representatives, not misleading. The statements set forth in the last paragraph on the cover page and under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(k) and this Section 11.

     If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Representatives will not relieve any such Underwriter of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person, unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

     (d) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 11 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and/or the Selling Shareholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and the Selling Shareholders on the one hand and by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in paragraph (d) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

     (f) The Company agrees to indemnify, defend and hold harmless the QIU and any person who controls the QIU, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the QIU may incur under the Securities

Laws or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The indemnity agreement provided in this paragraph (f) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the QIU within the meaning of the Securities Act.

     If any action is brought against the QIU in respect of which indemnity may be sought against the Company pursuant to the preceding paragraph, the QIU shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses, provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The QIU shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the QIU, unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or the QIU shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it which are different from or additional to those available to the Company and which counsel to the QIU believes may present a conflict for counsel representing the Company and the QIU (in which case the Company shall not have the right to direct the defense of such action on behalf of the QIU), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the QIU in any one action or series of related actions in the same jurisdiction representing the
QIU). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

     (g) If the indemnification provided for in paragraph (f) above is unavailable to Lazard Freres & Co. LLC, in its capacity as the QIU, in respect of any losses, expenses, liabilities, damages or claims referred to therein, then the Company, in lieu of indemnifying the QIU, shall contribute to the amount paid or payable by the QIU as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the QIU on the other from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the QIU on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the QIU on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Shareholders bear to the fee payable to the QIU pursuant to Section 7 hereof. The relative fault of the Company on the one hand and of the QIU on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company on the one hand and by the QIU on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (h) The Company and the QIU agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in paragraph (g) above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     12.  Survival:  The indemnity and contribution agreements contained in
          --------
Section 11 and the covenants, warranties and representations of the Company and the Selling Shareholders contained in Sections 3, 4, 5 and 6 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the QIU, or any person who controls the QIU within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of any Selling Shareholder, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each Selling Shareholder, each Underwriter and the QIU agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers or directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or the Prospectus.

     13.  Notices:  Except as otherwise herein provided, all statements,
          -------
requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209,
Attention: Syndicate Department, and to Lazard Freres & Co. LLC, 30 Rockefeller Plaza, 62nd Floor, New York, New York 10020, Attention: _________________; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 1001 19th Street North, Arlington, Virginia 22209,
Attention: President; if to the QIU, delivered to Lazard Freres & Co. LLC, 30 Rockefeller Plaza, 62nd Floor, New York, New York 10020, Attention:
__________________.

     14.  Governing Law; Headings:  THIS AGREEMENT SHALL BE GOVERNED BY, AND
          -----------------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     15.  Parties at Interest:  The Agreement herein set forth has been and is
          -------------------
made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Sections 11 and 12 hereof, the Selling Shareholders and their respective successors, assigns, heirs, executors, legal representatives and administrators, and the QIU. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any rights under or by virtue of this Agreement.

     16.  Counterparts:  This Agreement may be signed by the parties in
          ------------
counterparts which together shall constitute one and the same agreement among the parties.

     If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholders, the Underwriters and the QIU, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.

                                       Very truly yours,

                                       FRIEDMAN, BILLINGS, RAMSEY
                                         GROUP, INC.


                                       --------------------------
                                       By:
                                       Title:


                                       [include signature blocks for Selling
                                       Shareholders]

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY &
CO., INC.


--------------------------------
By:
Title:

LAZARD FRERES & CO. LLC



-------------------------------------
By:
Title:


For themselves and as Representatives
of the other Underwriters named on
Schedule I hereto.

LAZARD FRERES & CO. LLC, in its capacity as the qualified independent underwriter



-------------------------------------
By:
Title:

                                   Schedule I

                                                            Number of Initial
                                                            Shares to be
                             Number of Initial              ------------
                             Shares to be Purchased         Purchased
                             ----------------------         ---------
Underwriter                  from Selling Shareholders      from the Company
-----------                  --------------------------     --------------------

Friedman, Billings, Ramsey
 & Co., Inc.
Lazard Freres & Co. LLC

          Total.............

                                  Schedule II

                        Number of Initial
Selling Shareholders    Shares to be Sold
----------------------  -----------------
